SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2003

LANDRY’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West Loop South

Houston, TX 77027

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 850-1010

N/A

(Former name or former address, if changed since last report.)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

*99.1	The press release of Landry’s Restaurants, Inc.’s (“Landry’s”) dated July 31, 2003, announcing the results for the second quarter of 2003.

*	Furnished herewith.

ITEM 9.    REGULATION FD DISCLOSURE.

This Current Report on Form 8-K is being furnished pursuant to Item 12 – “Results of Operations and Financial Condition” in accordance with SEC Final Rule Release No. 33-8216 to disclose the press release issued by the Registrant on July 31, 2003.

On July 31, 2003, Landry’s issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information, including exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2003	Landry’s Restaurants, Inc.

	By:	/s/ Tilman J. Fertitta
Tilman J. Fertitta Chairman, President and CEO

EXHIBIT INDEX

Exhibits.

Exhibit Number	Title of Document

*99.1	Press Release dated July 31, 2003 announcing Landry’s second quarter 2003.

2